COVID-19 Impact	12 Months Ended
Jun. 30, 2021
COVID-19 [Abstract]
COVID-19 Impact	COVID-19 IMPACT
South Africa
The national lockdown that began on 27 March 2020 to curb the spread of the Coronavirus (Covid-19) and allow the country time in which to prepare for the demands the pandemic would have on its health care system is still in place. Harmony continues with the risk assessment-based Covid-19 prevention strategy which was rolled out across all of its operations before the lockdown was announced. This approach has allowed management to identify, evaluate and rank the hazards associated with any exposures to Covid-19 and potential infections. It has allowed the company to reduce or eliminate the probability of an employee contracting Covid-19 and to limit the severity should an employee be infected.

Harmony’s Covid-19 Standard Operating Procedure (SOP) has been adopted and rolled out, ensuring a safe return to work and work environment for each of its employees. The SOP was informed by guidelines provided by the Department of Mineral Resources and Energy, the National Council for Infectious Diseases and the World Health Organisation.

All requisite staffing, facilities and equipment are in place to ensure continuous rigorous screening of employees at work, as well as isolate or quarantine employees infected by or exposed to Covid-19, with subsequent testing and treatment. Management adapt the approach continuously as more information becomes available and new best practices evolve.

Papua New Guinea
Harmony’s Hidden Valley mine in Papua New Guinea has continued to operate during the Covid-19 State of Emergency declared in the country. However restrictions on international travel and the implementation of strict Covid-19 control protocols required longer employee rosters, including rostered days off on site to manage fatigue, which has negatively impacted productivity. Work is being done to mitigate this impact. The delivery of essential supplies to the mine has continued, with strict isolation control measures in place. All non-essential staff have been temporarily removed from site and certain activities and expenditures have been curtailed to focus on safe, profitable operations during the pandemic. Protocols were adopted to allow the safe movement of personnel to and from site.

Vaccines
The roll-out of vaccine programmes globally since November 2020, despite the subsequent discovery of several mutations, or variants, is seen as a positive move to prevent severe disease and hospitalisation. Harmony has four accredited mass vaccination sites in South Africa and three in Papua New Guinea, with plans to accredit six more sites in South Africa. Harmony expects to at least partially vaccinate 80% of its employees that are willing to be vaccinated by October 2021 and can then assist with the vaccination of employees' families and the communities in which we operate.

Financial risk management
The effects of Covid-19 and other macro developments have increased financial risks such as exchange rate, interest rate and commodity price volatility, while also impacting on liquidity and credit risk. Management has put various measures in place to mitigate and/or manage the risks and continues monitoring the situation closely. Refer to note 39 for additional detail.

Market impact
Exchange rates
Due to the impact of the Covid-19 pandemic, during the 2020 financial year the Rand weakened significantly against the US dollar and the Australian dollar, closing at R17.32/US$1 and R11.96/A$1 on 30 June 2020. During the 2021 year, the Rand strengthened against the two currencies, closing at R14.27/US$1 and R10.72/A$1 on 30 June 2021. In addition, the Papua New Guinea Kina weakened against the Australian dollar from PGK2.38/A$1 at 30 June 2020 to PGK2.63/A$1 at 30 June 2021. These movements in the currencies expose the group's operations to foreign currency gains and losses on foreign-denominated receivables and liabilities, including derivatives, and also impact the group’s translation of its International operating results and net assets into its Rand presentation currency, which resulted in a foreign exchange translation gain of R1.2 billion for the 2020 year, while a foreign translation loss of R1.2 billion was recognised for the 2021 year. In addition, a net foreign exchange translation gain of R670 million (R892 million net loss in FY20) was recognised in profit or loss for the 2021 year, primarily on the US$ borrowings.

Commodity prices
Gold prices have rallied to all-time highs during the 2020 and 2021 years following the global economic fallout of Covid-19 and ongoing geopolitical uncertainty supporting its safe haven status with investors. The price of gold in US$ terms closed at US$1 770/oz on 30 June 2021, relatively unchanged from the price of US$1 781/oz on 30 June 2020. However, spot gold prices have traded in a range of between US$1 681/oz and US$2 063/oz (FY20: US$1 384/oz and US$1 781/oz) during the year, which was driven by factors such as the announcement of the successful developments of vaccines as well as the various waves of the Covid-19 infections being experienced globally.

Interest rates
The United States of America (US) as well as South African market interest rates remain stable at the recent low levels and are expected to remain low for some time to come, as economies all over the world are still impacted by the economic impact of the Covid-19 pandemic. Since the US Federal Reserve dropped the Fed Funds rate to a maximum of 0.25% in March 2020, there have been no changes to the rate. Similarly in South Africa, the South African Reserve Bank (SARB) has kept the repo rate at a low of 3.50% since reducing it to that level on 23 July 2020. In 2020 the SARB lowered the repo rate by 2.75% from 6.50% to 3.75%. Management's expectation is for interest rates to remain low as inflation is well within the target band.
4        COVID-19 IMPACT continued
Impact on production
During the initial phase of the South African national lockdown, the underground operations were placed on care and maintenance and employees returned to their homes across the country and in other SADC countries. On 1 May 2020, the underground operations were granted concessions to start producing at a maximum capacity of 50% and as of 1 June 2020, operational restrictions were lifted further to allow the mining industry to operate at 100% of its labour capacity. By 1 September 2020, Harmony had completed the recall of all operational employees.

Management continuously monitors the crew availability and adapts the production models accordingly. The December break was shortened to allow for a catch-up on development which had been delayed during Level 4 & 5 of the national lockdown. It also allowed for extra production days.

Due to the protocols put in place to deal with an employee who has potentially been exposed to the virus, the disruption to production has been minimal. The reduction of the quarantine time from 14 to 10 days has also seen a quicker return after a potential exposure. The use of the rapid antigen test during the January 2021 return-to-work process significantly improved the process as employees could be cleared for work within an hour of testing. Those with a positive test were immediately isolated for further case management.

Impact on critical estimates and judgements
The group considered the impact of the Covid-19 pandemic on each of its significant accounting estimates and judgements as at 30 June 2021, some which relate to the key assumptions for the calculation of the mining assets' recoverable amounts. The increase in the US$ gold price impacted the short- and medium-term views in the forecasts management received from various institutions in order to determine the assumptions for impairment testing. Refer to note 15 for further details on the assumptions used in the impairment test.

With the fair value exercise that is required for the acquisition of Mponeng operations and related assets, management made certain assumptions and estimates required in the process as at 1 October 2020. These assumptions were affected by the market volatility at the time. Refer to note 14 for further detail.